UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2007
Friedman Industries, Incorporated
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-7521 (Commission File Number)	74-1504405 (IRS Employer Identification No.)

4001 Homestead Road
Houston, Texas		77028-5585
(Address of principal executive offices)		(Zip Code)
713-672-9433
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     Kirk K. Weaver resigned as a director of Friedman Industries, Incorporated effective June 1, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 4, 2007

FRIEDMAN INDUSTRIES, INCORPORATED
By:	/s/ BEN HARPER
Ben Harper
Senior Vice President- Finance and Secretary/Treasurer